TECHE

                                 HOLDING COMPANY

                           FORWARD LOOKING STATEMENTS
--------------------------------------------------------------------------------

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Teche Holding Company's management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Teche Holding Company with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Teche Holding company or its management should be considered in light of those factors. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


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

                          OVERVIEW OF TECHE HOLDING CO.
--------------------------------------------------------------------------------

     o Teche Holding Co. ("Teche") is the holding company for Teche Federal Savings Bank, a New Iberia, Louisiana based federal savings bank.

          o    Teche serves the South Louisiana region.

          o Teche is the fourth largest publicly traded bank based in Louisiana.

          o    Teche Federal Savings Bank was established in 1934.

     o    Teche currently has 17 banking locations.

                HISTORICAL FINANCIAL INFORMATION ($ in millions)

BALANCE SHEET                        LTM 12/31/2003    FY 2003    FY 2002       FY 2001
                                     --------------    -------    -------       -------
     Total Assets                        565.8          536.9      514.0         467.5
     Net Loans                           374.0          357.1      350.6         380.8
        SMARTGROWTH LOANS                193.8          174.1      129.9         110.7
     Deposits                            351.3          349.3      349.1         342.9
        SMARTGROWTH DEPOSITS             175.7          172.3      153.2         134.4
     Borrowings                          153.8          126.3      103.5          67.1
     Equity                               57.0           57.0       56.4          52.1

PROFITABILTY
     Net Income                            6.2            6.2        6.2           4.4
     EPS (diluted)                       $2.55          $2.55      $2.58         $1.81
     ROA                                  1.18%          1.19%      1.25%         0.93%
     ROE                                  10.8%          10.8%      11.6%          8.7%


                  OVERVIEW OF ST. LANDRY FINANCIAL CORPORATION
--------------------------------------------------------------------------------

o St. Landry Financial Corporation ("St. Landry") is a holding company for First Federal Savings & Loan Association, an Opelousas, Louisiana based federal savings and loan association.

     o    St. Landry serves the Saint Landry Parish area.

     o    First Federal Savings & Loan Association was established in 1957.

o    St. Landry operates full-service offices in Opelousas and Eunice.

                HISTORICAL FINANCIAL INFORMATION ($ in millions)

BALANCE SHEET                        LTM 12/31/2003    FY 2003    FY 2002       FY 2001
                                     --------------    -------    -------       -------
     Total Assets                         69.5           71.3       74.0          77.1
     Net Loans                            52.8           52.6       55.5          57.0
     Deposits                             48.2           49.5       50.3          49.3
     Borrowings                           12.4           12.9       15.0          19.5
     Equity                                8.2            8.1        7.9           7.5

PROFITABILTY
     Net Income                            0.2            0.2        0.5           0.3
     EPS                                 $0.49          $0.69      $1.41         $0.90
     ROA                                  0.25%          0.34%      0.67%         0.40%
     ROE                                   2.2%           3.1%       6.5%          4.4%


                               TRANSACTION SUMMARY
--------------------------------------------------------------------------------

ISSUE                                      PROPOSED TERM

Transaction Value:                         $10,061,000
Price Per st. Landry share:                $27.00
Transaction Structure:                     All cash
Expected Closing:                          4th Quarter FY2004
Expected Cost Savings                      $400,000
Due Diligence:                             Completed
Required Approvals:                        Regulatory
                                           St. Landry shareholders

                             TRANSACTION RATIONALE
--------------------------------------------------------------------------------

O    Attractive financially

O    Contiguous market area

O    Opportunities for SmartGrowth

O    Significant opportunity to increase non-interest income

O    Identifiable and achievable cost-savings

O    Increase Louisiana deposit market share from 14th to 10th

O    Low-risk transaction

O    Experienced management team committed to smooth integration

                                EXPANDED PRESENCE
--------------------------------------------------------------------------------


                            [GRAPH OF MAP OMITTED]

                          LOUISIANA COMPETITIVE PROFILE
--------------------------------------------------------------------------------

RANK    COMPANY NAME                           HEADQUARTERD           BRANCHES     DEPOSITS       MARKET SHARE
----    ------------                           ------------           --------     --------       ------------
1       Hibernia Corp. (LA)                    New Orleans, LA          183       $11,502,884         21.9%
2       J.P. Morgan Chase & Co. (NY)           New York, NY             183       $ 9,075,682         17.2%
3       Whitney Holding Corp. (LA)             New Orleans, LA           81       $ 4,640,309          8.8%
4       Regions Financial Corp. (AL)           Birmingham, AL           110       $ 4,037,286          7.7%
5       IBERIABANK Corp. (LA)                  Lafayette, LA             40       $ 1,594,954          3.0%
6       AmSouth Bancorp (AL)                   Birmingham, AL            49       $ 1,527,524          2.9%
7       Hancock Holding Co. (MS)               Gulfport, MS              47       $ 1,284,361          2.4%
8       Fidelity Homestead Association (LA)    New Orleans, LA           11       $   586,302          1.1%
9       Firstrust Corporation (LA)             New Orleans, LA           17       $   482,805          0.9%
10      Pro Forma Teche/St. Landry (LA)        New Iberia, LA            17       $   400,023          0.8%
11      One American Corporation (LA)          Vacherie, LA              21       $   389,538          0.7%
12      First Guaranty Bank (LA)               Hammond, LA               15       $   369,635          0.7%
13      BancorpSouth Inc. (LA)                 Tupelo, MS                12       $   368,385          0.7%
14      MidSouth Bancorp Inc. (LA)             Lafayette, LA             19       $   360,882          0.7%
15      Parish National Bank (LA)              Bogalusa, LA              12       $   358,716          0.7%
16      Sabine Bancshares Inc. (LA)            Many, LA                  39       $   346,858          0.7%
17      First Federal Bank of LA (LA)          Lake Charles, LA          10       $   343,735          0.7%
18      Evangeline Bancshares Inc. (LA)        Ville Platte, LA           3       $   334,872          0.6%
19      Gulf Coast B&TC (LA)                   New Orleans, LA            6       $   316,932          0.6%
20      Cameron Bancshares Inc. (LA)           Cameron, LA               24       $   315,950          0.6%
21      Omni Bancshares Inc. (LA)              Metairie, LA               8       $   312,503          0.6%
22      Jeff Davis Bancshares Inc. (LA)        Jennings, LA              11       $   310,207          0.6%
23      Red River Bancshares Inc. (LA)         Alexandria, LA             6       $   299,972          0.6%
24      Fifth District S&LA (LA)               New Orleans, LA            6       $   287,786          0.5%
25      CTB Financial Corporation (LA)         New Orleans, LA           11       $   274,577          0.5%
                                                                        -----------------------------------
                   TOTAL DEPOSITS FOR TOP 25 INSTITUTIONS               941       $40,122,678         76.2%

                           TOTAL DEPOSITS FOR LOUISIANA               1,447       $52,625,735        100.0%

                                PRO FORMA IMPACT
--------------------------------------------------------------------------------

($ IN MILLIONS)                 TECHE         PRO FORMA       % CHANGE
                                -----         ---------       --------
Assets                          565.8           628.1           11.0%
Net Loans                       374.0           426.6           14.1%
Deposits                        351.3           400.0           13.9%
Equity                           57.0            57.0
Tangible Equity                  57.0            53.1

NPAs/Assets                      0.32%           0.45%
Reserves/NPAs                   186.7%          145.1%

Book Value/Share               $25.20          $25.20
Tangible Book Value/Share      $25.20          $23.44

                          COST SAVINGS AND EPS IMPACT
--------------------------------------------------------------------------------

O Cost savings are estimated to be 22% of St. Landry's annual non-interest expense, or $400,000 On a pre-tax basis.

o Cost savings are expected to come from systems consolidations, back office overlap, lower cost of funds, and the retirement of St. Landry's CEO.

o Although there is the potential to significantly increase non-interest income, only modest revenue enhancements have been included in pro forma estimtes.

o The deal is expected to be moderately accretive to GAAP and cash EPS in 2004 and more accretive thereafter.

     o    Approximately 1% GAAP and 1% cash earnings accretion in 2004

     O    Approximately 5% GAAP and 6% cash earnings accretion in 2005

                                     SUMMARY
--------------------------------------------------------------------------------
O        Attractive financially

O        Entry into an adjacent market

O        Low risk transaction

O        Attainable cost savings


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